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                                                              1997 Annual Report
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[LOGO]

THE AMERICAS
INCOME TRUST





                                         XUS


The Americas Income Trust - 1997 Annual Report

CONTENTS
--------------------------------------------------------------------------------

Average Annualized Total Returns . . . . . . . . . . . . . . . . . . . . . . . 1
Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . . 8
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .18
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .23
Federal Income Tax Information . . . . . . . . . . . . . . . . . . . . . . . .24
Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
Glossary *** . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31



*** This report includes a glossary to help you understand financial terms used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.

[LOGO]

THE AMERICAS INCOME TRUST
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PRIMARY INVESTMENTS
The fund invests at least 65% of total assets in debt securities of issuers located in the United States, Canada and Mexico. It may invest up to 35% in debt securities of issuers in other areas of the world. The fund may invest up to 35% of its assets in non-investment grade securities or unrated securities of comparable quality. Non-investment grade securities, commonly known as "high-yield" or "junk" bonds, are subject to higher risks and greater market fluctuations than lower yielding, higher rated securities. Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady Bonds and corporate debt securities; and U.S. and foreign government securities. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. Risks are particularly significant when investing in emerging markets.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

BASED ON NET ASSET VALUE FOR THE PERIOD ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

[CHART]

                                                                         SINCE
                                                  ONE       THREE      INCEPTION
                                                  YEAR      YEAR        1/28/94

THE AMERICAS INCOME TRUST                         8.63       6.21         9.6

Lipper World Income Funds                         3.84      11.62        12.49
 Average: Developed Nations

Lehman Brothers Aggregate Bond Index (60%)       -3.19       6.17         8.1
Lehman Brothers Emerging Americas Index (30%)
Salomon Brothers Canada Only Index (10%)


PERFORMANCE
--------------------------------------------------------------------------------
The Americas Income Trust's total returns are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended October 31, 1997, were 21.02%, 3.94%, and -6.16%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

In May 1996, Salomon Brothers Asset Management Inc assumed management of the fund.


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                   1997 Annual Report  1  The Americas Income Trust

--------------------------------------------------------------------------------

THE FUND'S BENCHMARKS
The Lipper World Income Funds Average: Developed Nations is a universe of funds that represents the average total return of 14 developed nation closed-end funds. Funds in the average invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities or other income-producing securities as characterized by Lipper Analytical Services.

The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all fixed rate debt issues with at least one year to maturity that are rated investment grade or higher by a nationally recognized ratings service. The Lehman Brothers Emerging Americas Index is an unmanaged index that includes all U.S. dollar-denominated securities from issuers in Latin America. The Salomon Brothers Canada Only Index is an unmanaged index that includes all Canadian dollar-denominated government bonds with more than one year to maturity. The indexes had individual one-year returns of 8.89%, 11.80% and 5.37%; three-year returns of 10.06%, 16.66% and 12.51%; and since inception returns of 6.60%, 10.66% and 7.15%, respectively.

The benchmark returns assume reinvested distributions and do not include sales charges. Indexes in the blended benchmark do not reflect expenses or transaction costs. The since inception returns are calculated from the month end following the fund's inception through October 31, 1997.


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                   1997 Annual Report  2  The Americas Income Trust

PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

DECEMBER 12, 1997
--------------------------------------------------------------------------------

[PHOTO]
PETER WILBY, CFA, CPA, has primary responsibility for the management of The Americas Income Trust. He is a managing director at Salomon Brothers Asset Management Inc and has 14 years of financial experience.
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1997, THE FUND ACHIEVED A NET ASSET VALUE (NAV) TOTAL RETURN OF 8.63%* WITH ALL DIVIDEND AND CAPITAL GAINS REINVESTED BUT NOT INCLUDING THE FUND'S SALES CHARGE. During the same period, the fund's blended benchmark*** returned 9.60%, while the Lipper World Income Funds Average: Developed Nations gained 6.21%. The blended benchmark** index consists of the Lehman Brothers Aggregate Bond Index (60%), the Lehman Brothers Emerging Americas Index (30%) and the Salomon Brothers Canada Only Index (10%). The funds one-year total return based on market price was 21.02%.


* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


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PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------

As a percentage of total assets on October 31, 1997

[CHART]

EMERGING MARKETS
Argentina                        3%
Brazil                           2%
Bulgaria                         1%
Ecuador                          2%
Mexico                          16%
Panama                           4%
Peru                             4%
Poland                           2%
Russia                           1%
Venezuela                        1%
Other Assets                     9%

DEVELOPED MARKETS
Canada                          16%
United States                   40%



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                   1997 Annual Report  3  The Americas Income Trust

--------------------------------------------------------------------------------

ALTHOUGH THE FUND PERFORMED BETTER THAN ITS LIPPER PEER GROUP DURING THE YEAR, IT UNDERPERFORMED ITS BLENDED INDEX. We attribute this underperformance to our overweighted*** position in emerging market debt.*** While the fund held no Asian bonds, spill-over from the difficulties in that region nonetheless impacted prices for all emerging market securities, including those in Eastern Europe and Latin America. Such widespread sell-offs,*** while not necessarily justified on purely fundamental grounds, are common among high-risk asset classes such as emerging market bonds. While our overweighted position in emerging markets undermined relative performance during the October decline, it also positioned the fund to benefit from a rebound in emerging market prices. During November 1997, the fund gained 3.64% on a net asset value basis, compared to 1.45% for the blended index.*

THE DECLINE IN EMERGING MARKET BOND PRICES CAUSED A VIOLENT WIDENING OF CREDIT SPREADS. Prior to the Asian crisis, yield differences between U.S. Treasury bonds and emerging market debt of similar maturities had contracted to just 3.3%. Amid the chaos in Asian markets, however, credit spreads expanded to over 8.0% before shrinking moderately as the reporting period ended. The fund shortened its credit spread duration*** prior to the Asian crisis, thus cushioning the impact of the decline in emerging market bond prices.

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PORTFOLIO COMPOSITION BY CURRENCY
--------------------------------------------------------------------------------

As a percentage of total assets on October 31, 1997

[CHART]

United States*                  71%
Canada                          14%
Mexico                          12%
Argentina                        3%

*Includes 9% other assets, denominated in U.S. dollars.


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                   1997 Annual Report  4  The Americas Income Trust

--------------------------------------------------------------------------------

AS QUALITY SPREADS TIGHTENED, THE FUND REDUCED ITS HOLDINGS OF NON-INVESTMENT GRADE*** DEBT. At the end of the previous fiscal year, the fund held 31% of total assets in non-investment grade and unrated securities. That amount was subsequently lowered to 26% as of April 30, 1997, and to 21% by the end of the reporting period.

THE FUND INCREASED ITS HOLDINGS IN NAFTA COUNTRIES FROM 69% IN APRIL TO 72% AS OF THE END OF THE REPORTING PERIOD. In particular, the fund took advantage of attractive yields in the Mexican fixed income market, placing nearly 12% of assets in peso-denominated treasury bills. We decreased the fund's Mexican position in Brady Bonds*** during the year and increased its holdings in Cetes.*** The value of these bonds held up well relative to the Brady Bonds during the recent global sell-off. The fund lowered its holdings of Canadian bonds somewhat -- from 15% of assets in April to 14% as of fiscal-year end.

COMPARED TO CONDITIONS IN ASIA, THE UNITED STATES WAS A BASTION OF STABILITY. During the first quarter of 1997, gross domestic product in the United States increased at its fastest pace since 1987. Fears that the rapid growth would ignite inflation prompted the Federal Reserve Board to raise short-term interest rates by 0.25% in March, the first increase in two years. Economic growth

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------

As a percentage of total assets on October 31, 1997

[CHART]

INVESTMENT GRADE 79%
AAA                             49%
A                                1%
A1                               1%
A2                              12%
BBB                              7%
Other Assets                     9%

NON-INVESTMENT GRADE 21%
BB                              12%
B                                4%
Not Rated                        5%


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                   1997 Annual Report  5  The Americas Income Trust

--------------------------------------------------------------------------------

slowed modestly over the remainder of the fiscal year, however, allowing Fed policy makers to leave rates unchanged at subsequent meetings. The solid economic growth pushed the nation's unemployment rate to its lowest level since 1973.

DESPITE THE SOLID PACE OF ECONOMIC ACTIVITY IN THIS COUNTRY, INFLATION REMAINED BENIGN. During the year, consumer prices increased by only 2.1% while producer prices actually fell during the first seven months of 1997. Despite upward pressure on wages caused by a tight labor market, inflation was kept in check by significant productivity gains and by a strong rally in the U.S. dollar, which exerted downward pressure on the cost of imported goods.

THE FAVORABLE INFLATION PICTURE LED TO A SOLID RALLY IN U.S. BOND PRICES. In particular, long-term bond yields fell sharply late in the fiscal year after it became clear that domestic monetary policy was likely to remain stable for the foreseeable future. Also, the currency crisis in Asia caused a global "flight to quality" as fixed income investors took refuge in the huge and highly liquid U.S. Treasury market.

THE FUND TRADED WITHIN THE U.S. FIXED INCOME MARKET IN SEARCH OF RELATIVE VALUE, BUT KEPT ITS TREASURY DURATION*** STABLE AT 4.7 YEARS. We continue to view the fund's Treasury holdings as a "safe haven" for the portfolio, and are therefore inclined to keep durations relatively low. As of October 31, the fund held 35% of assets in investment-grade U.S. government debt, up from 33% one year earlier.

LOOKING FORWARD, THE ECONOMIC PROBLEMS IN ASIA ARE LIKELY TO CAUSE A NOTICEABLE SLOWDOWN IN GROWTH IN JAPAN, EUROPE AND THE UNITED STATES. Overall, we expect that global economic growth could be reduced by up to 0.75% as a result of weak demand in Asia. On the plus side, however, the effect of the widespread currency devaluations will be lower prices for Asian exports. Coupled with continued expansion in global productive capacity, our outlook for inflation remains positive. At the same time, we see little likelihood of outright deflation in the United States, primarily because of the extremely tight domestic labor market.


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                   1997 Annual Report  6  The Americas Income Trust

--------------------------------------------------------------------------------

WE BELIEVE THAT LATIN AMERICA IS PARTICULARLY WELL POSITIONED FOR GROWTH. Despite political pressure in Brazil to devalue its currency, the government of President Cardoso has instituted an austerity program that should reduce federal spending significantly and keep the country's currency stable. The trend toward responsible fiscal and monetary policy that has played out in Brazil in recent years has generally taken hold throughout the region. As of October 31, the fund had 30% of assets invested in Argentina, Brazil, Ecuador, Mexico, Panama, Peru and Venezuela, down from 32% in April.

DESPITE RECENT VOLATILITY, WE BELIEVE THAT EMERGING MARKET DEBT CONTINUES TO REPRESENT A SOLID AND VIABLE ASSET CLASS FOR INVESTORS WITH A LONG-TERM TIME HORIZON. Certainly, the upheaval that shook emerging markets during October was painful. But we expect that over time, a well-managed and properly diversified portfolio of bonds -- with a portion invested in emerging markets -- will provide solid diversification for long-term investors seeking a high level of current income. Indeed, since we began managing the fund in May 1996, this strategy has garnered a 27.26% return through November 1997, versus 20.09% for the blended index.*

Thank you for your confidence in The Americas Income Trust. We appreciate the opportunity to help you manage your investments.


Sincerely,



/s/ Peter Wilby

Peter Wilby
Managing Director, Senior Portfolio Manager
Salomon Brothers Asset Management


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                   1997 Annual Report  7  The Americas Income Trust

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  October 31, 1997
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $444,000) ...........     $72,268,580
Cash in bank on demand deposit .............................       1,485,753
Receivable for investment securities sold ..................       4,734,027
Accrued interest receivable ................................         767,144
                                                              -----------------
  Total assets .............................................      79,255,504
                                                              -----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................      19,375,937
Payable for investment securities purchased ................       3,878,498
Accrued investment management fee ..........................          25,709
Accrued administrative fee .................................          10,284
Other accrued expenses .....................................          23,839
                                                              -----------------
  Total liabilities ........................................      23,314,267
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $55,941,237
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $72,465,613
Undistributed net investment income ........................         556,355
Accumulated net realized loss on investments and foreign
  currency transactions ....................................     (15,339,829)
Unrealized depreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................      (1,740,902)
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $55,941,237
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $74,004,595
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $55,941,237
Shares outstanding (authorized 2 billion shares of $0.01 par
  value) ...................................................       6,251,305
Net asset value ............................................     $      8.95
Market price ...............................................     $      8.25

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                1997 Annual Report  8  The Americas Income Trust

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1997
 ................................................................................

INCOME:
Interest ...................................................     $ 4,682,712
Fee income (note 2) ........................................         404,540
                                                              -----------------

  Total investment income ..................................       5,087,252
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee  .................................         288,685
Administrative fee .........................................         115,474
Custodian and accounting fees ..............................         112,045
Transfer agent fees ........................................          20,355
Reports to shareholders ....................................          41,707
Directors' fees ............................................          12,085
Audit and legal fees .......................................          48,680
Other expenses .............................................          27,076
                                                              -----------------
  Total expenses ...........................................         666,107
    Less expenses paid indirectly ..........................          (3,591)
                                                              -----------------

  Total net expenses .......................................         662,516
                                                              -----------------

  Net investment income ....................................       4,424,736
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain on investments (note 4) ..................       4,886,368
Net realized loss on foreign currency transactions .........         (93,913)
                                                              -----------------

  Net realized gain on investments and foreign currency
    transactions ...........................................       4,792,455
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      (4,463,289)
                                                              -----------------

  Net gain on investments and foreign currency .............         329,166
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 4,753,902
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                1997 Annual Report  9  The Americas Income Trust

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  10/31/97            10/31/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 4,424,736         $ 3,716,986
Net realized gain (loss) on investments and foreign currency
  transactions .............................................       4,792,455         (11,826,317)
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      (4,463,289)         15,714,600
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       4,753,902           7,605,269
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (3,875,810)                 --
Tax return of capital ......................................              --          (3,942,505)
                                                              -----------------   -----------------
  Total distributions ......................................      (3,875,810)         (3,942,505)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS: (NOTE 6):
Decrease in net assets from capital share transactions .....              --            (351,813)
                                                              -----------------   -----------------
  Total increase in net assets .............................         878,092           3,310,951

Net assets at beginning of year ............................      55,063,145          51,752,194
                                                              -----------------   -----------------

Net assets at end of year ..................................     $55,941,237         $55,063,145
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $   556,355         $        --
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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               1997 Annual Report  10  The Americas Income Trust

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               The Americas Income Trust Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund primarily invests in debt securities that are issued by issuers located in the United States, Canada and Mexico. The fund may invest up to 35% of its assets in non-rated and below investment grade debt securities. Debt securities that the fund may invest in include: mortgage-related securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities; and U.S. and foreign government securities. The fund may purchase securities through the dollar-roll program. Fund shares are listed on the New York Stock Exchange under the symbol XUS.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturites of 60 days or less are valued at amortized cost, which approximates market value.

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

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               1997 Annual Report  11  The Americas Income Trust

--------------------------------------------------------------------------------

                  FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
               Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain
               (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

               The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of October 31, 1997, the fund had entered into outstanding when-issued or forward commitments of $19,375,937.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased

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               1997 Annual Report  12  The Americas Income Trust

--------------------------------------------------------------------------------
               on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 1997, such fees earned by the fund amounted to $404,540.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains and losses were recorded by the fund.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income and increase accumulated net realized loss on investments by $7,429.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually.

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               1997 Annual Report  13  The Americas Income Trust

--------------------------------------------------------------------------------
               These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

---------------------------------------------------------------------

               1997 Annual Report  14  The Americas Income Trust

--------------------------------------------------------------------------------

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and the administrator):

               The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

               Salomon Brothers Asset Management Inc. has been retained by Piper Capital Management Incorporated as the subadvisor of the fund and is paid a fee equal to 75% of the investment management fee.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide reporting, regulatory and record-keeping services for the fund.

                  OTHER FEES AND EXPENSES
               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

---------------------------------------------------------------------

               1997 Annual Report  15  The Americas Income Trust

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the year ended October 31, 1997, aggregated $83,505,606 and $84,696,692, respectively. Including dollar rolls, such purchases and sales aggregated $281,344,634 and $282,535,720, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at October 31, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER       EXPIRATION
                                          -------------   ---------------
                                           $    300,876         2002
                                              9,607,653         2003
                                              5,431,300         2004
                                          -------------
                                           $ 15,339,829
                                          -------------
                                          -------------

(6) RETIREMENT OF
    FUND SHARES
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund repurchased and retired 51,000 shares during the year ended October 31, 1996. Cummulatively, the fund has repurchased and retired 190,300 shares, which represents 3.0% of the shares originally issued.

---------------------------------------------------------------------

               1997 Annual Report  16  The Americas Income Trust

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                            Year           Year           Year          Period
                                            Ended          Ended          Ended          Ended
                                          10/31/97      10/31/96(e)     10/31/95      10/31/94(f)
                                          ---------   ---------------   ---------   ---------------
PER-SHARE DATA
Net asset value, beginning of period ...    $ 8.81         $ 8.21         $10.26         $14.04
Operations:
  Net investment income ................      0.71           0.59           0.79           0.92
  Net realized and unrealized gains
    (losses) on investments ............      0.05           0.64          (1.96)         (3.85)
                                          ---------       -------       ---------   ---------------
    Total from operations ..............      0.76           1.23          (1.17)         (2.93)
                                          ---------       -------       ---------   ---------------
Distributions to shareholders:
  From net investment income ...........     (0.62)            --             --          (0.73)
  Tax return of capital ................        --          (0.63)         (0.88)         (0.12)
                                          ---------       -------       ---------   ---------------
    Total distributions to
      shareholders .....................     (0.62)         (0.63)         (0.88)         (0.85)
                                          ---------       -------       ---------   ---------------
Net asset value, end of period .........    $ 8.95         $ 8.81         $ 8.21         $10.26
                                          ---------       -------       ---------   ---------------
                                          ---------       -------       ---------   ---------------
Market value, end of period ............    $ 8.25         $ 7.38         $ 6.88         $ 9.75
                                          ---------       -------       ---------   ---------------
                                          ---------       -------       ---------   ---------------
SELECTED INFORMATION
Total return, net asset value (a) ......      8.63%         15.78%        (10.96)%       (20.98)%
Total return, market value (b) .........     21.02%         17.32%        (20.90)%       (29.98)%
Net assets at end of period (in
  millions) ............................    $   56         $   55         $   52         $   66
Ratio of expenses to average weekly net
  assets excluding interest expense ....      1.15%          1.27%          1.21%          0.93%(g)
Ratio of expenses to average weekly net
  assets including interest expense ....      1.15%          1.27%          1.21%          1.60%(g)
Ratio of net investment income to
  average weekly net assets ............      7.66%          7.23%          9.60%         10.82%(g)
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................       121%           104%            61%            62%
Amount of borrowings outstanding at end
  of period (in millions)(c) ...........        --             --             --         $   15
Per-share amount of borrowings
  outstanding at end of period .........        --             --             --         $ 2.33
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................        --             --             --         $12.59
Asset coverage ratio (d) ...............        --             --             --            540%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID SECURITIES ARE SEGREGATED WITH THE CUSTODIAN ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE MAY 22, 1996, SALOMON BROTHERS ASSET MANAGEMENT INC. BECAME THE SUBADVISOR TO THE FUND.
(f)  COMMENCEMENT OF OPERATIONS WAS JANUARY 28, 1994.
(g)  ANNUALIZED.

---------------------------------------------------------------------

               1997 Annual Report  17  The Americas Income Trust

Investments in Securities
---------------------------------------------------------------------

THE AMERICAS INCOME TRUST                                             October 31, 1997
 .................................................................................................

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

UNITED STATES OF AMERICA (56.8%):
  CORPORATE SECURITIES (6.4%):
    General Motors, 8.80%, 3/1/21 .......................    1,000,000      A-        $  1,216,118
    Hollinger International Publishing, 9.25%, 2/1/06 ...    1,250,000     BB-           1,284,375
    Royal Caribbean Cruises, 8.13%, 7/28/04 .                1,000,000     BBB-          1,078,840
                                                                                      ------------
                                                                                         3,579,333
                                                                                      ------------

  GOVERNMENT SECURITIES (16.7%):
    U. S. Treasury Bond, 7.25%, 5/15/16 .................    2,000,000     N/A           2,234,320
    U. S. Treasury Note, 5.88%, 2/15/04 .................    2,000,000     N/A           2,010,780
    U. S. Treasury Note, 5.88%, 3/31/99 .................    1,000,000     N/A           1,003,750
    U. S. Treasury Note, 6.75%, 4/30/00 .................    4,000,000     N/A           4,097,800
                                                                                      ------------
                                                                                         9,346,650
                                                                                      ------------

  MORTGAGE-BACKED SECURITIES (32.9%):
    FHLMC, 6.50%, 10/1/30 ...............................    5,000,000(e)   N/A          4,921,850
    FNMA, 8.00%, 1/1/30 .................................   13,000,000(e)   N/A         13,467,090
                                                                                      ------------
                                                                                        18,388,940
                                                                                      ------------

  SHORT-TERM SECURITIES (0.8%):
    Repurchase agreement with Goldman Sachs, acquired on
      10/31/97, interest of $212, 5.73%, 11/3/97 ........      444,000(f)   N/A            444,000
                                                                                      ------------

      Total United States of America
        (cost: $31,234,999)  ............................                               31,758,923
                                                                                      ------------
CANADA (23.3%):
  CORPORATE SECURITIES (2.9%):
    Rogers Cablesystems, 10.00%, 3/15/05 ................    1,500,000     BB+           1,635,000
                                                                                      ------------

  GOVERNMENT SECURITIES (15.8%):
    Canadian Government (Canadian Dollar), 9.75%,
      5/1/00 ............................................    2,900,000     AAA           2,296,199
    Canadian Government (Canadian Dollar), 8.00%,
      6/1/23 ............................................    3,000,000     AAA           2,674,942
    Canadian Government (Canadian Dollar), 8.75%,
      12/1/05 ...........................................    2,850,000     AAA           2,459,521

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Annual Report  18  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
    Canadian Government Residual (Canadian Dollar),
      7.17%, 10/1/08 ....................................    3,700,000(g)   N/A       $  1,404,150
                                                                                      ------------
                                                                                         8,834,812
                                                                                      ------------

  MORTGAGE-BACKED SECURITIES (4.6%):
    First Heritage (Canadian Dollar), 6.63%, 12/1/98 ....    1,026,362     N/A             741,449
    Firstline Trust (Canadian Dollar), 8.00%, 8/1/18 ....      581,912     N/A             441,143
    Firstline Trust (Canadian Dollar), 7.25%, 11/1/00 ...    1,900,046     N/A           1,404,370
                                                                                      ------------
                                                                                         2,586,962
                                                                                      ------------

      Total Canada
        (cost: $12,092,676)  ............................                               13,056,774
                                                                                      ------------
MEXICO (22.3%):
  GOVERNMENT SECURITIES (5.9%):
    United Mexican States, 11.50%, 5/15/26 ..............      600,000      BB             644,039
    United Mexican States, 11.38%, 9/15/16 ..............    2,500,000      BB           2,625,000
                                                                                      ------------
                                                                                         3,269,039
                                                                                      ------------

  SHORT-TERM SECURITIES (16.4%):
    Mexican Cetes (Mexican Peso), 17.70%, 4/2/98 ........   85,000,000(g)    A2          9,190,220
                                                                                      ------------

      Total Mexico
        (cost: $13,747,527)  ............................                               12,459,259
                                                                                      ------------
ARGENTINA (4.3%):
  GOVERNMENT SECURITIES (4.3%):
    Argentina Global, 8.38%, 12/20/03 ...................      125,000      BB             112,188
    Argentina Global (Argentine Peso), 11.75%,
      2/12/07 ...........................................    1,750,000     BBB-          1,448,965
    Argentina Global 144A (Argentine Peso), 11.75%,
      2/12/07 ...........................................    1,000,000(h)   BBB-           826,250
                                                                                      ------------

      Total Argentina
        (cost: $2,873,565)  .............................                                2,387,403
                                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Annual Report  19  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
BRAZIL (2.5%):
  GOVERNMENT SECURITIES (2.5%):
    Brazil DCB, 6.75%, 4/15/12
      (cost: $1,601,041) ................................    2,000,000(i)   BB-       $  1,370,000
                                                                                      ------------
BULGARIA (1.0%):
  GOVERNMENT SECURITIES (1.0%):
    Bulgaria FLIRB, 2.25%, 7/28/12
      (cost: $623,682) ..................................    1,000,000(j)    B3            542,452
                                                                                      ------------
ECUADOR (2.5%):
  GOVERNMENT SECURITIES (2.5%):
    Ecuador PDI, 6.69%, 2/27/15 .........................    1,640,332(  ,(k)    B1        943,191
    Ecuador PDI Bearer, 6.69%, 2/27/15 ..................      820,169(  ,(k)    B1        471,596
                                                                                      ------------

      Total Ecuador
        (cost: $1,395,863)  .............................                                1,414,787
                                                                                      ------------
PANAMA (5.4%):
  GOVERNMENT SECURITIES (5.4%):
    Panama IRB, 3.75%, 7/17/14 ..........................    1,750,000(l)   BB+          1,233,750
    Panama PDI, 6.69%, 7/17/16 ..........................    2,465,112(  ,(k)   BB+      1,811,857
                                                                                      ------------

      Total Panama
        (cost: $3,533,466)  .............................                                3,045,607
                                                                                      ------------
PERU (5.4%):
  GOVERNMENT SECURITIES (5.4%):
    Peru FLIRB, 3.25%, 3/7/17 ...........................    3,000,000(m)   N-R          1,500,000
    Peru PDI, 4.00%, 3/7/17 .............................    2,700,000(n)   N-R          1,532,250
                                                                                      ------------

      Total Peru
        (cost: $3,541,176)  .............................                                3,032,250
                                                                                      ------------
POLAND (3.8%):
  GOVERNMENT SECURITIES (3.8%):
    Poland Discount, 6.69%, 10/27/24
      (cost: $2,094,847) ................................    2,250,000(i)   BBB-         2,115,000
                                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Annual Report  20  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
RUSSIA (1.4%):
  GOVERNMENT SECURITIES (1.4%):
    Russian IAN When Issued, 6.69%, 12/29/49
      (cost: $994,500) ..................................    1,200,000     N-R        $    796,500
                                                                                      ------------
VENEZUELA (0.5%):
  GOVERNMENT SECURITIES (0.5%):
    Venezuela Global, 9.25%, 9/15/27
      (cost: $271,253) ..................................      350,000      B+             289,625
                                                                                      ------------

      Total Investments in Securities
        (cost: $74,004,595) (o)  ........................                             $ 72,268,580
                                                                                      ------------
                                                                                      ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE.
         BRADY BOND - U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT DEBT ISSUED TO
          PAY FOR DELINQUENT PRINCIPAL AND/OR INTEREST PAYMENTS ON BANK LOANS. ALL OR A PORTION OF PRINCIPAL AND/OR INTEREST PAYMENTS MAY BE COLLATERALIZED BY U.S. TREASURIES.
         PDI - PAST DUE INTEREST BOND - TYPE OF BRADY BOND WHICH IS ISSUED TO
          PAY FOR PAST DUE INTEREST ON BANK LOANS.
         FRB - FLOATING RATE BOND - TYPE OF PDI THAT HAS A COUPON RATE WHICH
          INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN A FINANCIAL INDEX SUCH AS LIBOR.
         PAR BOND - TYPE OF BRADY BOND WHICH IS ISSUED AT THE PAR VALUE OF THE
          BANK LOAN.
         FLIRB / IRB - FRONT-LOADED INTEREST REDUCTION BOND - TYPE OF BRADY BOND
          FOR WHICH COUPON RATES ARE FIXED AT AN INCREMENTALLY INCREASING RATE FOR A SET PERIOD OF TIME AFTER WHICH THE COUPON RATE INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN A FINANCIAL INDEX SUCH AS LIBOR.
         DISCOUNT BOND - TYPE OF BRADY BOND WHICH IS ISSUED AT A DISCOUNT TO THE
          PAR VALUE OF THE BANK LOAN.
         DCB - DEBT CONVERSION BOND - TYPE OF FLOATING RATE BRADY BOND.
         IAN - INTEREST ARREARS NOTE.
         CETES - MEXICAN TREASURY NOTE.
(b) SECURITIES ARE DENOMINATED IN AND PRINCIPAL AMOUNTS ARE STATED IN U.S. DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.
(c) THE STANDARD & POOR'S (S&P) AND MOODY'S INVESTORS SERVICE INC. (MOODY'S) RATINGS ARE A CURRENT ASSESSMENT OF THE CREDIT WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. RATINGS PROVIDED AND DESCRIBED BELOW ARE S&P RATINGS EXCEPT FOR THE MOODY'S "B1" AND "B3" RATINGS DESCRIBED BELOW. SECURITIES DESIGNATED AS "N-R" ARE NOT RATED BY STANDARD & POOR'S OR MOODY'S.
         "AAA" - EXTREMELY LOW SENSITIVITY TO CHANGING MARKET CONDITIONS AND
          OFFER THE GREATEST STABILITY OF RETURNS.
         "AA" - LOW SENSITIVITY TO CHANGING MARKET CONDITIONS AND OFFER STABLE
          RETURNS OVER SHORT AND INTERMEDIATE HOLDING PERIODS.
         "A" - SENSITIVE TO CHANGING MARKET CONDITIONS AND OFFER STABLE RETURNS
          OVER INTERMEDIATE AND LONG HOLDING PERIODS.

---------------------------------------------------------------------

               1997 Annual Report  21  The Americas Income Trust

---------------------------------------------------------------------

         "A1" - S&P COMMERCIAL PAPER RATING. THE DEGREE OF SAFETY REGARDING
          TIMELY PAYMENT IS VERY STRONG.
         "A2" - S&P COMMERCIAL PAPER RATING. THE DEGREE OF SAFETY REGARDING
          TIMELY PAYMENT IS STRONG.
         "BBB" - AN ADEQUATE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
          WHEREAS IT NORMALLY EXHIBITS ADEQUATE PROTECTION PARAMETERS, ADVERSE
          ECONOMIC CONDITIONS OR CHANGING CIRCUMSTANCES ARE MORE LIKELY TO LEAD
          TO A WEAKENED CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL FOR DEBT IN
          THIS CATEGORY THAN IN HIGHER RATED CATEGORIES.
         "BB" - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN OTHER SPECULATIVE
          ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO
          ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WHICH COULD LEAD TO
          INADEQUATE CAPACITY TO MEET TIMELY INTEREST PAYMENTS AND PRINCIPAL
          REPAYMENTS.
         "B" / "B1" OR "B3" (S&P / MOODY'S) - A GREATER VULNERABILITY TO DEFAULT
          BUT CURRENTLY HAS THE CAPACITY TO MEET INTEREST PAYMENTS AND PRINCIPAL
          REPAYMENTS. ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WILL
          LIKELY IMPAIR CAPACITY OR WILLINGNESS TO PAY INTEREST AND REPAY
          PRINCIPAL.
         "N/A" - CERTAIN U.S. AND CANADIAN SECURITIES ARE NOT INDIVIDUALLY RATED
          BY S&P OR MOODY'S. SUCH SECURITIES ARE IMPLIED TO CARRY THE COUNTRY'S
          OVERALL DEBT RATING WHICH IN THESE CASES IS "AAA". IN ADDITION,
          REPURCHASE AGREEMENTS ARE NOT RATED BY S&P OR MOODY'S. THE SHORT-TERM
          RATING OF THE COUNTERPARTY IS A1.
(d)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(e)  ON OCTOBER 31, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A
     WHEN-ISSUED BASIS WAS $19,375,937.
(f)  REPURCHASE AGREEMENT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY
     SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF
     THE REPURCHASE AGREEMENT.
(g)  FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD
     ON THE DATE OF PURCHASE.
(h)  SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM
     REGISTRATION UNDER RULE 144(A) OF THE SECURITIES ACT OF 1933, AS AMENDED,
     AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED
     INVESTORS. SECURITY IS CONSIDERED LIQUID UNDER GUIDELINES ESTABLISHED BY
     THE BOARD OF DIRECTORS.
(i)  FLOATING RATE BOND. INTEREST RATE DISCLOSED IS THE RATE IN EFFECT ON
     OCTOBER 31, 1997.
(j)  COUPON RATE ON THIS SECURITY INCREASES ANNUALLY IN 0.25% INCREMENTS FROM
     2.00% IN 1996 TO 3.00% IN 2001, THEREAFTER RATE INCREASES (DECREASES) WITH
     AN INCREASE (DECREASE) IN LIBOR.
(k)  A PORTION OF THE COUPON INTEREST ON THIS BOND IS ADDED TO PRINCIPAL AND A
     PORTION IS RECEIVED IN CASH.
(l)  COUPON RATE ON THIS SECURITY INCREASES ANNUALLY IN 0.25% INCREMENTS FROM
     3.50% IN 1996 TO 5.00% IN 2002, THEREAFTER RATE INCREASES (DECREASES) WITH
     AN INCREASE (DECREASE) IN LIBOR.
(m)  COUPON RATE ON THIS SECURITY INCREASES EVERY OTHER YEAR FROM 3.25% IN 1997
     TO 5.00% IN 2007, THEREAFTER RATE INCREASES (DECREASES) WITH AN INCREASE
     (DECREASE) IN LIBOR.
(n)  COUPON RATE ON THIS SECURITY INCREASES PERIODICALLY IN 0.50% INCREMENTS
     FROM 4.00% IN 1997 TO 5.00% IN 2007, THEREAFTER RATE INCREASES (DECREASES)
     WITH AN INCREASE (DECREASE) IN LIBOR.
(o)  ON OCTOBER 31, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $74,004,595. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,703,108
      GROSS UNREALIZED DEPRECIATION ......    (3,439,123)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $ (1,736,015)
                                            ------------
                                            ------------

---------------------------------------------------------------------

               1997 Annual Report  22  The Americas Income Trust

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE AMERICAS INCOME TRUST INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of The Americas Income Trust Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1997, and the financial highlights for each of the periods presented in note 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Americas Income Trust Inc. as of October 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 1997, and the financial highlights for the periods presented in note 7 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 12, 1997

---------------------------------------------------------------------

               1997 Annual Report  23  The Americas Income Trust

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS
                  (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
November 27, 1996 ......................  $0.0500
December 18, 1996 ......................   0.0500
January 10, 1997 .......................   0.0500
February 26, 1997 ......................   0.0500
March 26, 1997 .........................   0.0500
April 23, 1997 .........................   0.0500
May 28, 1997 ...........................   0.0500
June 25, 1997 ..........................   0.0500
July 23, 1997 ..........................   0.0550
August 27, 1997 ........................   0.0550
September 24, 1997 .....................   0.0550
October 29, 1997 .......................   0.0550
                                          -------
  Total ................................  $0.6200
                                          -------
                                          -------

---------------------------------------------------------------------

               1997 Annual Report  24  The Americas Income Trust

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................       *                *
Jaye F. Dyer ...........................    3,802,751           219,071
William H. Ellis .......................       *                *
Karol D. Emmerich ......................    3,804,351           217,471
Luella G. Goldberg .....................    3,804,251           271,571
David A. Hughey ........................    3,804,613           217,209
George Latimer .........................    3,804,351           217,471

               The names of Mr. Bennett and Mr. Ellis were inadvertently omitted from the proxy cards for the annual meeting. To assure that their terms of office continue, the remaining board members have elected Mr. Bennett and Mr. Ellis to serve as directors of the fund.

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending October 31, 1997. The following votes were cast regarding this matter:

    SHARES       SHARES VOTED                  BROKER
  VOTED "FOR"     "AGAINST"     ABSTENTIONS   NON-VOTES
 -------------   ------------   -----------   ---------
   3,810,464        170,118        41,238        --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy

---------------------------------------------------------------------

               1997 Annual Report  25  The Americas Income Trust

--------------------------------------------------------------------------------
               additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before the record date for that dividend and/or capital gain distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 10% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

---------------------------------------------------------------------

               1997 Annual Report  26  The Americas Income Trust

--------------------------------------------------------------------------------

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 10% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to

---------------------------------------------------------------------

               1997 Annual Report  27  The Americas Income Trust

--------------------------------------------------------------------------------
               IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

               1997 Annual Report  28  The Americas Income Trust

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.





--------------------------------------------------------------------------------

                  1997 Annual Report  29  The Americas Income Trust

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.





--------------------------------------------------------------------------------

                  1997 Annual Report  30  The Americas Income Trust

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

BENCHMARK
An established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

BRADY BONDS
Created as part of the Brady Plan to reorganize the outstanding debt of emerging market nations. Brady Bonds provided the source of new funds these countries needed to continue repayment of their loans to U.S. banks. Named after Nicolas Brady, Secretary of the Treasury,who designed the bailout plan.

CETES
Bonds issued by the Mexican government and denominated in pesos.

CREDIT SPREAD DURATION
Credit spread duration estimates how much the value of a security is expected to change with a given change in credit spreads. The credit spread of a security is the incremental yield over the Treasury curve that investors demand for assuming the credit risk of the security. Higher credit spread durations indicate more sensitivity to changes in credit spreads. For example, if yield spreads were to increase by 1%, the market value of a bond with a credit spread duration of five years would decrease by about 5%, with all other factors being constant.

EMERGING MARKET DEBT
Debt issued by countries characterized as emerging market countries. According to the World Bank, "emerging market" refers to countries with per-capita annual incomes of less than $8,625 that have the potential for development. In this fund, examples include: Brazil, Argentina, Poland and Mexico. Emerging market debt is usually non-investment grade.


--------------------------------------------------------------------------------

                  1997 Annual Report  31  The Americas Income Trust

--------------------------------------------------------------------------------

NON-INVESTMENT GRADE
(Also known as high-yield securities or "junk bonds.") Securities rated BB or lower by rating agencies. They are subject to higher risk and greater market fluctuation than higher-rated securities. They are issued by companies without long track records of sales and earnings, or by those with questionable credit strength. Because they are more volatile and pay higher yields than investment grade bonds, many risk-oriented investors focus on them.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

SELL-OFF
When securities are sold to avoid declines in prices.

TREASURY DURATION, OR EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration calculations are based on various assumptions and have several limitations. Effective duration is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. Effective duration applies only to movements in interest rates of the currency in which the security is denominated. It is not a measure of variability due to changes in foreign currency exchange rates. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, and can be greatly affected by interest rate changes. Effective duration does not estimate changes in the value of a security caused by changes in the credit worthiness of the underlying issuer, and is not a complete measure of the risk associated with investing in high-yield securities.


--------------------------------------------------------------------------------

                  1997 Annual Report  32  The Americas Income Trust

DIRECTORS
--------------------------------------------------------------------------------

DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------

WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

SUBADVISOR
--------------------------------------------------------------------------------
SALOMON BROTHERS ASSET MANAGEMENT INC
Seven World Trade Center, New York, NY 10048

CUSTODIAN
--------------------------------------------------------------------------------
MORGAN STANLEY TRUST COMPANY
1 Pierrepont Plaza, Brooklyn, NY  11201

ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1307

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION
--------------------------------------------------------------------------------

BY PHONE   [GRAPHIC]
--------------------------------------------------------------------------------
800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL  [GRAPHIC]
--------------------------------------------------------------------------------
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804


To reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE  [GRAPHIC]
--------------------------------------------------------------------------------

http://www.piperjaffray.com/

[LOGO]

#11610    12/1997    040-98